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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2004

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           Indiana                   1-5672                13-5158950
(State or other jurisdiction      (Commission           (I.R.S. Employer
      of incorporation)           File Number)         Identification No.)

                 4 West Red Oak Lane
                White Plains, New York                   10604
                (Address of principal                 (Zip Code)
                  executive offices)

       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 1.01. Entry into a Material Definitive Agreement

On December 15, 2004, ITT Industries, Inc. (ITT) entered into a financing arrangement with Rexus L.L.C (Rexus), and Air Bail S.A.S. and RBS Lombard, Inc. as the investors. Pursuant to a participation agreement among ITT, Rexus and the investors and a master lease agreement and certain lease supplements between Rexus, as lessor, and ITT, as lessee, ITT transferred certain real property owned by ITT to Rexus, an entity wholly owned by the investors, for a total consideration of $120 million, and Rexus leased such properties back to ITT. The proceeds will be used for general corporate purposes. The leases have a term of ten years and the total amount payable by ITT under all of the leases, including the interest component of the lease payments, is approximately $160 million. The properties involved in the sale-leaseback transaction include facilities owned by ITT in Fort Wayne, Indiana, Cheektowaga, New York, Colorado Springs, Colorado, Archbold, Ohio, Morton Grove, Illinois, and Chicago, Illinois.

The parties intend that for (i) financial accounting purposes with respect to ITT, (ii) United States federal and all United States state and local income tax purposes and (iii) United States state real estate and commercial law and bankruptcy purposes, (1) the lease arrangement will be treated as a financing arrangement, (2) Rexus will be deemed a lender making a loan to ITT which loan is secured by the properties, and (3) ITT will be treated as the owner of the properties and will be entitled to all tax benefits ordinarily available to an owner of properties similar to the properties for such tax purposes. Lease payments during the term of the leases will be paid yearly in arrears in amounts sufficient to satisfy ITT's obligations under the master lease. ITT will also pay supplemental rent from time to time to cover administrative costs of the lessor and other amounts that may be due the lessor or the investors. ITT will remain responsible for operating, repairing, insuring and maintaining the leased properties, the payment of taxes due on the properties, and all costs, expenses and liabilities incurred in connection with the properties.

ITT's obligations under the leases are unconditional and absolute, without set-off, counterclaim or recoupment rights, and are secured by a collateral assignment of its leasehold interests as well as by a lien on its facility in Clifton, New Jersey which was not included in the sale-leaseback arrangements described above.

The participation agreement includes covenants of ITT that are usual and customary for agreements of this type, including covenants requiring the provision of financial reports to the lessor, maintaining insurance on each of the properties, and limitations on mergers and sales of assets, liens and further sale and leaseback transactions. The participation agreement also requires that ITT will not permit its ratio of consolidated earnings to consolidated interest expense to be less than 3.75 to 1.0.

In the event of a default by ITT under the master lease, the lessor may, among other things, declare the entire remaining amounts under the leases due and payable, terminate the master lease and expel ITT from the properties.

At the end of the lease term, ITT retains the right to repurchase all (but not less than all) of the leased properties from the lessor for total consideration of one dollar.

Copies of the participation agreement, master lease and lease supplements are attached as Exhibits 10.1 through 10.10 and are incorporated herein by reference. The foregoing summaries of the terms of the participation agreement, master lease and supplemental leases do not purport to be complete and are qualified in their entirety by reference to each of the participation agreement, master lease and the supplemental leases.

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ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 regarding ITT's entry into a participation agreement, master lease and related lease supplements, each dated as of December 15, 2004, is hereby incorporated into Item 2.03(a) by reference.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

10.1 Participation Agreement, dated as of December 15, 2004, by and among ITT Industries, Inc., Rexus L.L.C., Air Bail S.A.S. and RBS Lombard, Inc.

10.2 Master Lease and Deed of Trust, Deed to Secure Debt and Mortgage, dated as of December 15, 2004, between ITT Industries, Inc. and Rexus L.L.C.

10.3 Mortgage, Security Agreement and Financing Statement (including Fixture Filing), and Supplement and Short Form/Memorandum of Lease, dated as of December 15, 2004, between ITT Industries, Inc. and Rexus L.L.C. (with respect to property located in Fort Wayne, Indiana)

10.4 Mortgage, Security Agreement and Financing Statement (including Fixture Filing), dated as of December 15, 2004, between ITT Industries, Inc. and Rexus L.L.C. (with respect to property located in Cheektowaga, New York)

10.5 Lease Supplement and Short Form/Memorandum of Lease, dated as of December 15, 2004, between ITT Industries, Inc. and Rexus L.L.C. (with respect to property located in Cheektowaga, New York)

10.6 Mortgage, Security Agreement and Financing Statement (including Fixture Filing), and Supplement and Short Form/Memorandum of Lease, dated as of December 15, 2004, between ITT Industries, Inc. and Rexus L.L.C. (with respect to property located in Colorado Springs, Colorado)

10.7 Open-End Mortgage, Security Agreement and Financing Statement (including Fixture Filing), and Supplement and Short Form/Memorandum of Lease, dated as of December 15, 2004, between ITT Industries, Inc. and Rexus L.L.C. (with respect to property located in Archbold, Ohio)

10.8 Mortgage, Security Agreement and Financing Statement (including Fixture Filing), and Supplement and Short Form/Memorandum of Lease, dated as of December 15, 2004, between ITT Industries, Inc. and Rexus L.L.C. (with respect to property located in Morton Grove, Illinois)

10.9 Mortgage, Security Agreement and Financing Statement (including Fixture Filing), and Supplement and Short Form/Memorandum of Lease, dated as of December 15, 2004, between ITT Industries, Inc. and Rexus L.L.C. (with respect to property located in Chicago Illinois)

10.10 Mortgage, Security Agreement and Financing Statement (including Fixture Filing), dated as of December 15, 2004, between ITT Industries, Inc. and Rexus L.L.C. (with

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      respect to property located in Clifton, New Jersey)

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITT INDUSTRIES, INC.

                                             By: /s/ Kathleen S. Stolar
                                                 -----------------------------
                                                 Kathleen S. Stolar

                                             Its: Vice President, Secretary
                                                  and Associate General Counsel

Date: December 20, 2004

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